UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
MAY 21, 1999









                     FAR EAST VENTURES, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-24885                   88-0378451
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-2500

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660



ITEM 5.   OTHER EVENTS

In the original Form 8-K filed with the SEC on July 30, 1999, the Company inadvertently filed incorrect information in regards to the resignations and appointments of the new officers and directors.

On May 21, 1999, the Company accepted the resignation of Ms. Lizabeth Diller as a member of the Company's Board of Directors, effective on the same date. Mr. Douglas Ansell was appointed by the remaining board members to fill the vacancy left by Ms. Diller. On May 21, 1999, the Company accepted the resignations of Mr. Michael Eaton and Randy J. McDowell as members of the
Company's Board of Directors, effective on the same date. The remaining board member appointed Mr. Andrew W. Berney to fill the vacancy created by Mr. Michael Eaton. The two directors decided not to fill the vacancy created by Mr. McDowell. The two directors appointed Mr. Paul Kessler as President, Mr. Ansell as Secretary and Mr. Berney as Treasurer.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Far East Ventures, Inc.



                           By: /s/ Douglas Ansell
                              Douglas Ansell, Secretary



                           Date: 12-23-99